ACQUISITION AGREEMENT

     ACQUISITION AGREEMENT ("the Agreement"), dated May 18, 2007, by and between Metabolic Research, Inc., ("MTBR"), a Nevada corporation having an office at 10635 Lessona St., Las Vegas, NV 89141 and IDZIN, Inc., ("IDZIN"), a Nevada corporation having an office at 2802 Northpointe Ln., Tampa, FL 33611.

RECITALS:

     WHEREAS, MTBR is in the business of developing or acquiring proprietary technologies and intellectual properties, thereafter exploiting and capitalizing on such directly or indirectly in the marketplace; and

     WHEREAS, IDZIN has developed certain proprietary software and related technologies and established a unique market system addressing MTBR's primary target market; and

     WHEREAS, MTBR desires to acquire absolute unfettered entree to IDZIN's current and future customers and resellers.

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein, and other good and valuable consideration, the adequacy, sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                             ARTICLE I
                            Definitions

     1.0 Definitions. As used in this Agreement, the following terms shall have the following meanings:

     (a) "Acquisition" means that MTBR is acquiring IDZIN as a wholly owned subsidiary to operate as a Division of MTBR, maintaining its own books and accounting.
     (b) "Acquired Assets" means that the totality of IDZIN, together with its products, trade names, technologies and all further extensions thereto in equity, custom, and law, outstanding contracts, proprietary software, websites, equipment, supplies, and customers.

                             ARTICLE II
                          Acquisition Grant

     2.0 Conveyance. IDZIN hereby conveys to MTBR, and MTBR hereby accepts, an absolute, exclusive, unfettered, irrevocable, and absolute ownership (the "Acquisition") of any and all ownership and rights to its corporate structure and assets , including proprietary software, websites, equipment, supplies, and customers (the "Acquired Assets").

                            ARTICLE III
                           CONSIDERATION

     3.0 Consideration. In consideration of the Acquisition, MTBR shall issue to the individual shareholders of record of IDZIN as of April 30, 2007, on a one for one basis an aggregate of ten million six hundred ninety thousand (10,690,000) shares of its convertible preferred shares of stock, collectively the Consideration Shares, in exchange for the outstanding shares of IDZIN, Inc.

     3.1. Conversion. The subject Consideration shares shall automatically convert to common restricted (Rule 144) shares one hundred eighty days from
today's date.   Such shares shall maintain today's date as the date of origin
(the "tacking" date) and MTBR shall supply attorney opinion letters as needed.

                             ARTICLE IV
                   Representations and Warranties

     4.0 IDZIN's Representations and Warranties. IDZIN hereby warrants and represents to MTBR that:

     (a) Authority. This Agreement constitutes the legal, valid and binding obligation of IDZIN, enforceable against in accordance with its terms. Upon the execution and delivery by IDZIN of this Agreement, this Agreement will constitute the legal, valid and binding obligation of IDZIN, enforceable in accordance with its terms. IDZIN has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement, and such action has been duly authorized by all necessary action of IDZIN.

     (b) No Consent Required. IDZIN is not required to give any notice to or obtain any consent from any person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the transactions contemplated hereunder.

     (c)  Securities Matters.
          (i) IDZIN acknowledges its understanding that the issuance of the Consideration Shares hereunder is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act").
         (ii) IDZIN understands that the Consideration Shares will not be registered under the Securities Act or the securities laws of any state thereof, nor is such registration contemplated. IDZIN understands and agrees further that such shares must be held and may not be transferred until and unless the shares are registered under the Securities Act and the securities laws of any other jurisdiction or an exemption from registration under the Securities Act and any applicable laws is available. IDZIN understands that legends stating that the shares have not been registered under the Securities Act and the securities laws of any other jurisdiction and setting out or referring to the restrictions on the transferability and resale of the shares will be placed on all documents evidencing the shares.

      (d) Full Disclosure. No representation or warranty of IDZIN in this Agreement omits to state a material fact necessary to make the statements herein, in light of the circumstances in which they were made, not misleading. There is no fact known to IDZIN that has specific application to this Agreement and that materially adversely affects or, as far as can be reasonably foreseen, materially threatens this Agreement that has not been set forth herein.

     4.1  MTBR's Representations and Warranties.

     (a) Authority. This Agreement constitutes the legal, valid and binding obligation of MTBR, enforceable against MTBR in accordance with its terms. MTBR has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement, and such action has been duly authorized by all necessary action of MTBR.

     (b) Issuance of Consideration Shares. The Consideration Shares, when issued in accordance with the terms hereof and on the basis of the representations and warranties of set forth herein and paid for as herein provided, shall be duly and validly issued, fully paid, and non-assessable.

                             ARTICLE IX
                         General Provisions

     5.0 Governing Law. This Agreement and all disputes arising out of or related to this Agreement, or the performance, enforcement, breach or termination hereof, and any remedies relating thereto, shall be construed, governed, interpreted and applied in accordance with the laws of the State of Nevada, U.S.A., without regard to conflict of laws principles.

     5.1 Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both parties. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

     5.2 Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect any other provision of this Agreement, and such provision shall be modified to preserve (to the extent possible) their original intent.

     5.3 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns.

     5.4 Headings. All headings are for convenience only and shall not affect the meaning of any provision of this Agreement.

     5.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to its subject matter and supersedes all prior agreements or understandings between the parties relating to its subject matter.

     5.6 Notices. All notices or other communications required or permitted hereunder shall be in writing shall be deemed duly given (a) if by personal delivery, when so delivered, (b) if transmitted by facsimile,
(c) if mailed, three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below, or (d) or sent by an overnight delivery service, the day following being so sent to the addresses first mentioned above. Any party may change the address to which notices and other communications hereunder are to be delivered by giving the other party notice.

     5.7 Legal Representation of the Parties. The parties agree that each party was either represented by its own separate and independent counsel or had an opportunity to be so represented in connection with this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Acquisition Agreement as of the date first written above.


MTBR:                                       IDZIN:

METABOLIC RESEARCH, INC.                    IDZIN, INC.

By:                                         By:
   ------------------------------              ------------------------------

Name:   T. W. Owen                          Name:   KC Quintana
Title:  Chief Executive Officer,            Title:  Chief Executive Officer,
        and Director                        and Director